Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P.
Announces Second Quarter 2017 Results

Second Quarter 2017 Highlights

•	Net income and net income attributable to the common unitholders and general partner of $50.0 million and $42.4 million, respectively

•	Basic and diluted net income per common unit of $3.39 and $1.13,(1) respectively

•	Net cash provided by operating activities of $34.9 million

•	Adjusted EBITDA of $62.7 million (2)

•	Net debt reduction of $98.1 million
HOUSTON, August 8, 2017 - Natural Resource Partners L.P. (NYSE:NRP) today reported second quarter of 2017 net income of $50.0 million, net income attributable to the common unitholders and general partner of $42.4 million, net cash from operating activities of $34.9 million, and adjusted EBITDA of $62.7 million. These results were impacted by a fair value adjustment on warrant liability, costs associated with recapitalization expenses, gains on asset sales and non-cash revenue from lease modifications and terminations as illustrated in the tables included in this release. Adjusting for these items, net income attributable to the common unitholders and general partner for the second quarter of 2017 was $18.4 million(2).

	Three Months Ended
	June 30,		March 31,
	2017	2016	2017
	(In thousands)
Net income	$49,950	$46,446	$16,764
Less: income attributable to preferred unitholders	(7,538)	—	(2,500)
Net income attributable to common unitholders and general partner	$42,412	$46,446	$14,264
Less: Fair value adjustments for warrant liabilities	(23,960)	—	(16,569)
Plus: Recapitalization transaction expenses	4,239	—	17,363
Plus: Asset impairments	—	91	1,778
Less: Non-cash revenue from lease modifications and terminations	(972)	(35,451)	(290)
Less: (Gain) loss on asset sales	(3,361)	1,071	(44)
Adjusted net income attributable to the common unitholders and general partner	$18,358	$12,157	$16,502

Net cash provided by operating activities	$34,858	$17,801	$20,205

(1)
Diluted net income per common unit assumes the conversion of NRP's preferred units into common units and net settlement of warrants in exchange for common units even though NRP has the ability to redeem the Preferred Units and net settle the Warrants for cash.

(2)	Reconciliations for all non-GAAP items are shown in the table above or in the tables at the end of this release.

During the second quarter, we continued to execute on our deleveraging strategy, reducing our total outstanding debt by an additional $98.1 million, bringing our total debt reduction since December 31, 2016 to $244.1 million.  Continued strong metallurgical coal markets, steady distributions from our soda ash business, and improved sequential performance from our construction aggregates segment all combined to generate improved cash flow for NRP.

Segment Information and Outlook

Coal Royalty and Other

NRP derived approximately 60% of the coal royalty revenues and approximately 45% of the related production from metallurgical coal during the six months ended June 30, 2017. NRP continued to benefit from higher metallurgical coal prices compared to 2016, with substantially increased price realizations in Central and Southern Appalachia. While metallurgical coal prices have retreated in 2017 from the peaks reached in the fourth quarter of 2016 and early in the second quarter of 2017, they remained significantly higher than in the comparable period in 2016. Notably, very few tons were sold at the peak of the market, as buyers generally elected to stay out of the market anticipating a short-term price spike. Most recently, met coal prices have increased approximately $20 per metric ton since mid-June as a result of global supply disruptions and increased imports into China.

Thermal coal prices have also improved over the prior year as inventories have come down significantly, in part due to production cuts over the last two years. Normal summer weather and natural gas prices that continue to remain around $3/mcf have combined to reduce inventories at the end of May to approximately 100 days of supply, down from over 130 days of supply at the end of May 2016.

Coal royalty and other revenue for the second quarter 2017 was $52.8 million and coal royalty and other operating income was $42.1 million, representing sequential increases of 3% and 20% respectively. Compared to the same period of 2016, coal royalty and other revenue and coal royalty and other operating income both declined 31%. After adjusting for impairment charges, gains on asset sales and the $35.5 million of non-cash revenues related to lease modifications and terminations recognized in the second quarter of 2016, coal royalty and other revenue increased $6.6 million, or 16%, and coal royalty and other operating income increased $11.1 million, or 41%.

Soda Ash

During the second quarter, international prices for soda ash, particularly in Asia, continued to be strong, and domestic prices have improved slightly over last year. Revenues and other income related to our equity investment in Ciner Wyoming decreased $1.8 million, or 18%, from $10.2 million in the three months ended June 30, 2016 to $8.4 million in the three months ended June 30, 2017. This variance was primarily driven by lower production output and higher maintenance expenses compared to the prior period. NRP received $12.25 million in cash distributions from Ciner Wyoming in the second quarter of 2017 compared to $9.8 million in 2016.

Construction Aggregates

Revenues and net income for the second quarter 2017 increased significantly over the first quarter of 2017, due to increased activity at all locations as weather conditions improved. Second quarter 2017 revenue and other income rose $2.1 million over the second quarter 2016 to $33.7 million while net income declined $0.8 million to $2.6 million. Although production and revenues increased on a consolidated basis compared to the same period in 2016, weaker pricing due to diminished natural gas drilling in the Marcellus and the lack of infrastructure spending in West Virginia, as well as cutbacks in military spending in the Clarksville market, resulted in lower margins and earnings at those operations. In addition, the Southern Aggregates operation experienced significant rainfall in the second quarter, but the Louisiana market has improved significantly over the course of the summer.

The table below presents NRP's business results by segment for the three months ended June 30, 2017 and June 30, 2016:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
		Soda Ash			Total
	($ In thousands)
Three Months Ended June 30, 2017
Revenues and other income	$49,626	$8,389	$33,555	$—	$91,570
Gains on asset sales	3,184	—	177	—	3,361
Total revenues and other income	52,810	8,389	33,732	—	94,931
Net income (loss) from continuing operations	42,084	8,389	2,636	(3,292)	49,817
Adjusted EBITDA (1)	47,459	12,250	5,844	(2,814)	62,739
Net cash provided by (used in) operating activities of continuing operations	38,537	9,862	5,476	(18,770)	35,105
Net cash provided by (used in) investing activities of continuing operations	2,888	2,388	(2,539)	—	2,737
Net cash provided by (used in) financing activities of continuing operations	17	—	(1,000)	(109,021)	(110,004)
Distributable Cash Flow (1)	41,426	12,250	3,424	(18,770)	38,330

Three Months Ended June 30, 2016
Revenues and other income	$77,487	$10,188	$31,642	$—	$119,317
Gain (loss) on asset sales	(1,080)	—	9	—	(1,071)
Total revenues and other income	76,407	10,188	31,651	—	118,246
Asset impairments	91	—	—	—	91
Net income (loss) from continuing operations	61,153	10,188	3,439	(26,147)	48,633
Adjusted EBITDA (1)	68,730	9,800	7,129	(4,032)	81,627
Net cash provided by (used in) operating activities of continuing operations	34,814	9,800	6,210	(34,866)	15,958
Net cash provided by (used in) investing activities of continuing operations	4,184	—	(2,472)	—	1,712
Net cash used in financing activities of continuing operations	—	—	(793)	(46,105)	(46,898)
Distributable Cash Flow (1)	39,003	9,800	4,152	(34,866)	18,089

Three Months Ended March 31, 2017
Revenues and other income	$51,138	$10,294	$27,221	$—	$88,653
Gains on asset sales	29	—	15	—	44
Total revenues and other income	51,167	10,294	27,236	—	88,697
Asset impairments	1,778	—	—	—	1,778
Net income (loss) from continuing operations	35,094	10,294	(1,539)	(26,878)	16,971
Adjusted EBITDA (1)	43,845	12,250	2,375	(7,185)	51,285
Net cash provided by (used in) operating activities of continuing operations	37,932	12,250	4,046	(33,739)	20,489
Net cash provided by (used in) investing activities of continuing operations	6	—	(2,074)	—	(2,068)
Net cash provided by (used in) financing activities of continuing operations	16	—	(96)	54,233	54,153
Distributable Cash Flow (1)	37,937	12,250	2,099	(33,739)	18,547

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Debt Reduction and Liquidity

In the first quarter of 2017, NRP completed several recapitalization transactions that improved NRP's balance sheet and strengthened its financial credit position. During the three months ended June 30, 2017, NRP redeemed $90.0 million in principal of its 9.125% senior notes and paid off $7.3 million of Opco’s senior notes. In addition, through the sale of one of its assets, Opco's $0.8 million utility local improvement obligation was transfered to the purchaser. At the end of the second quarter NRP had $220.8 million of liquidity, consisting of $180 million available under the Opco credit facility and $40.8 million in cash. NRP's consolidated debt to Adjusted EBITDA ratio stands at 4.0x, down from 4.5x at year-end 2016 and 5.3x at year-end 2015. NRP remains focused on further reducing its debt and repositioning the partnership for long-term growth.

Second Quarter 2017 Distributions

On July 27, 2017, the Board of Directors of GP Natural Resource Partners LLC declared a distribution of $0.45 per unit to be paid by the Partnership on August 14, 2017 to common unitholders of record on August 7, 2017. In addition, the Board declared a distribution on NRP's 12.0% Class A Convertible Preferred Units. One-half of the distribution on the preferred units will be paid-in-kind through the issuance of 3,769 additional preferred units.

Conference Call

A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 379-6938 and provide the conference code 54804730. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com.
Audio replays of the conference call will be available for approximately one week. To access the replay, dial (855) 859-2056 and provide the conference code 54804730 or visit the Investor Relations section of NRP’s website.

Company Profile

Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns interests in coal, aggregates and industrial minerals across the United States.  A large percentage of NRP's revenues are generated from royalties and other passive income.  In addition, NRP owns an equity investment in Ciner Wyoming, a trona/soda ash operation, and a construction aggregates company.

For additional information, please contact Kathy H. Roberts at 713-751-7555 or kroberts@nrplp.com. Further information about NRP is available on the partnership’s website at http://www.nrplp.com.

Non-GAAP Financial Measures

"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment, gain on reserve swap, fair value adjustments for warrant liabilities and income to non-controlling interest; plus distributions from unconsolidated investment, interest expense, debt modification expense, loss on extinguishment of debt, warrant issuance expense, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.

“Distributable Cash Flow” is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations, plus returns of equity from unconsolidated investment, proceeds from sales of assets, including those included in discontinued operations, and return on long-term contract receivables (including affiliate); less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for us as for other companies. DCF is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.

“Adjusted Net Income” is a non-GAAP financial measure that we define as Net income attributable to common unitholders and general partner, plus recapitalization transaction expenses and asset impairments; less gains on asset sales, non-cash revenue from lease modifications and terminations and fair value adjustments for warrant liabilities. Adjusted net income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted net income is useful in evaluating our financial performance because restructuring transaction expenses are one time charges, gains on asset sales are not related to the operations of our business and asset impairments and fair value adjustments for warrant liabilities are non-cash charges and excluding these from net income allows us to better compare results period-over-period. Reconciliations of Net income attributable to common unitholders and general partner to Adjusted net income are included in the table on the first page of this release.

“Adjusted Coal Royalty and Other Revenue” is a non-GAAP financial measure that we define as Coal royalty and other revenues less gains on asset sales and non-cash revenue associated with lease modifications and terminations. Adjusted coal royalty and other revenue should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted coal royalty and other revenue useful in evaluating our financial performance because gains on asset sales are not related to the operations of our business and excluding these from Coal royalty and other revenue allows us to better compare results period-over-period. Reconciliations of Coal royalty and other revenue to Adjusted coal royalty and other revenue are included in the tables attached to this release.

“Adjusted Coal Royalty and Other Operating Income” is a non-GAAP financial measure that we define as Coal royalty and other operating income plus asset impairments less gains on asset sales and non-cash revenue associated with lease modifications and terminations. Adjusted coal royalty and other operating income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted coal royalty and other operating income is useful in evaluating our financial performance because gains on asset sales are not related to the operations of our business and asset impairments and non-cash revenue associated with lease modifications and forfeitures are non-cash charges and excluding these from Coal royalty and other operating income allows us to better compare results period-over-period. Reconciliations of Coal royalty and other operating income to Adjusted coal royalty and other operating income are included in the tables attached to this release.

“Adjusted Revenue and Other Income” is a non-GAAP financial measure that we define as Revenue and other income less gains on asset sales and non-cash revenue associated with lease modifications and terminations. Adjusted revenue and other income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted revenue and other income is useful in evaluating our financial performance because gains on asset sales are not related to the operations of our business and non-cash revenue associated with lease modifications and forfeitures and excluding these from revenues and other income allows us to better compare results period-over-period. Reconciliations of Revenue and other income to Adjusted revenue and other income are included in the tables attached to this release.

“Adjusted Corporate and Financing Costs” is a non-GAAP financial measure that we define as Corporate and financing net loss from continuing operations plus debt modification expense, loss on extinguishment of debt, warrant issuance expense and performance based incentive compensation expense less fair value adjustments for warrant liabilities. Adjusted corporate and financing costs should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted corporate and financing costs is useful in evaluating our financial performance because debt modification expense, loss on extinguishment of debt, warrant issuance expense and performance based incentive compensation expense are one time charges and fair value adjustments for warrant liabilities are non-cash charges and excluding these from net loss allows us to better compare results period-over-period. Reconciliations of Corporate and financing net loss from continuing operations to Adjusted corporate and financing costs are included in the tables attached to this release.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership. These risks include, but are not limited to, commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by our lessees; unanticipated geologic problems; our liquidity, leverage and access to capital and financing sources; changes in the legislative or regulatory environment, and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

-Financial Tables Follow-

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Comprehensive Income
(In thousands, except per unit data)
(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
Revenues and other income:
Coal royalty and other	$36,914	$59,983	$34,994	$71,908	$88,832
Coal royalty and other—affiliates	12,712	17,504	16,144	28,856	28,074
Construction aggregates	33,555	31,642	27,221	60,776	56,324
Equity in earnings of Ciner Wyoming	8,389	10,188	10,294	18,683	19,989
Gain (loss) on asset sales, net	3,361	(1,071)	44	3,405	20,854
Total revenues and other income	94,931	118,246	88,697	183,628	214,073

Operating expenses:
Operating and maintenance expenses	31,020	29,797	29,628	60,648	56,582
Operating and maintenance expenses—affiliates, net	2,219	2,402	2,555	4,774	5,886
Depreciation, depletion and amortization	8,165	10,472	9,724	17,889	20,252
Amortization expense—affiliate	240	704	768	1,008	1,426
General and administrative	2,031	3,173	6,078	8,109	6,408
General and administrative—affiliates	852	866	1,124	1,976	1,803
Asset impairments	—	91	1,778	1,778	1,984
Total operating expenses	44,527	47,505	51,655	96,182	94,341

Income from operations	50,404	70,741	37,042	87,446	119,732

Other income (expense)
Interest expense	(20,377)	(22,054)	(23,141)	(43,518)	(44,251)
Interest expense—affiliate	—	(61)	—	—	(523)
Debt modification expense	(132)	—	(7,807)	(7,939)	—
Loss on extinguishment of debt	(4,107)	—	—	(4,107)	—
Warrant issuance expense	—	—	(5,709)	(5,709)	—
Fair value adjustments for warrant liabilities	23,960	—	16,569	40,529	—
Interest income	69	7	17	86	26
Other expense, net	(587)	(22,108)	(20,071)	(20,658)	(44,748)

Net income from continuing operations	49,817	48,633	16,971	66,788	74,984
Income (loss) from discontinued operations	133	(2,187)	(207)	(74)	(5,111)
Net income	$49,950	$46,446	$16,764	$66,714	$69,873
Less: income attributable to preferred unitholders	(7,538)	—	(2,500)	(10,038)	—
Net income attributable to common unitholders and general partner	$42,412	$46,446	$14,264	$56,676	$69,873

Income from continuing operations per common unit
Basic	$3.38	$3.90	$1.17	$4.55	$6.02
Diluted	1.13	3.90	0.03	1.35	6.02

Net income per common unit
Basic	$3.39	$3.73	$1.15	$4.54	$5.61
Diluted	1.13	3.73	0.02	1.34	5.61

Net income	$49,950	$46,446	$16,764	$66,714	$69,873
Add: comprehensive income (loss) from unconsolidated investment and other	(13)	462	(1,132)	(1,145)	(83)
Comprehensive income	$49,937	$46,908	$15,632	$65,569	$69,790

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
Cash flows from operating activities:
Net income	$49,950	$46,446	$16,764	$66,714	$69,873
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	8,165	10,472	9,724	17,889	20,252
Amortization expense—affiliates	240	704	768	1,008	1,426
Return on earnings from unconsolidated investment	9,862	9,800	12,250	22,112	22,050
Equity earnings from unconsolidated investment	(8,389)	(10,188)	(10,294)	(18,683)	(19,989)
(Gain) loss on asset sales, net	(3,361)	1,071	(44)	(3,405)	(20,854)
Fair value adjustments for warrant liabilities	(23,960)	—	(16,569)	(40,529)	—
Debt modification expense	132	—	7,807	7,939	—
Loss on extinguishment of debt	4,107	—	—	4,107	—
Warrant issuance expense	—	—	5,709	5,709	—
(Income) loss from discontinued operations	(133)	2,187	207	74	5,111
Asset impairments	—	91	1,778	1,778	1,984
Other, net	1,332	1,828	1,090	2,422	4,094
Other, net—affiliates	(999)	(1,571)	887	(112)	212
Change in operating assets and liabilities:
Accounts receivable	(2,336)	(33)	(1,267)	(3,603)	3,922
Accounts receivable—affiliates	121	(1,201)	(947)	(826)	(2,271)
Accounts payable	(940)	(130)	986	46	150
Accounts payable—affiliates	(254)	(250)	256	2	(25)
Accrued liabilities	4,182	(4,405)	(8,080)	(3,898)	(3,131)
Accrued liabilities—affiliates	—	(913)	—	—	(456)
Deferred revenue	3,412	(34,141)	1,077	4,489	(38,204)
Deferred revenue—affiliates	(7,269)	(3,075)	(2,897)	(10,166)	(4,060)
Other items, net	1,243	(1,341)	1,284	2,527	(2,045)
Other items, net—affiliates	—	607	—	—	607
Net cash provided by operating activities of continuing operations	35,105	15,958	20,489	55,594	38,646
Net cash provided by (used in) operating activities of discontinued operations	(247)	1,843	(284)	(531)	5,815
Net cash provided by operating activities	34,858	17,801	20,205	55,063	44,461

Cash flows from investing activities:
Return of equity from unconsolidated investment	2,388	—	—	2,388	—
Proceeds from sale of oil and gas royalty properties	4	1,499	(548)	(544)	34,347
Proceeds from sale of coal and aggregates royalty properties	1,288	—	139	1,427	9,802
Return of long-term contract receivables	1,207	—	—	1,207	—
Return of long-term contract receivables—affiliate	390	1,871	414	804	2,180
Proceeds from sale of plant and equipment and other	363	840	22	385	843
Acquisition of plant and equipment and other	(2,903)	(2,498)	(2,095)	(4,998)	(3,919)
Net cash provided by (used in) investing activities of continuing operations	2,737	1,712	(2,068)	669	43,253
Net cash provided by (used in) investing activities of discontinued operations	173	(1,089)	29	202	(3,814)
Net cash provided by (used in) investing activities	2,910	623	(2,039)	871	39,439

Cash flows from financing activities:
Proceeds from issuance of Convertible Preferred Units and Warrants, net	—	—	242,100	242,100	—
Proceeds from issuance of 2022 Senior Notes, net	—	—	103,688	103,688	—
Proceeds from loans	—	20,000	—	—	20,000
Repayments of loans	(97,282)	(57,316)	(251,010)	(348,292)	(98,482)
Distributions to common unitholders and general partner	(5,619)	(5,616)	(5,615)	(11,234)	(11,232)
Distributions to preferred unitholders	(1,250)	—	—	(1,250)	—
Contributions to discontinued operations	(74)	—	(255)	(329)	—
Debt issue costs and other	(5,779)	(3,966)	(34,755)	(40,534)	(11,998)
Net cash provided by (used in) financing activities of continuing operations	(110,004)	(46,898)	54,153	(55,851)	(101,712)
Net cash provided by (used in) financing activities of discontinued operations	74	(232)	255	329	(10,570)
Net cash provided by (used in) financing activities	(109,930)	(47,130)	54,408	(55,522)	(112,282)

Net increase (decrease) in cash and cash equivalents	(72,162)	(28,706)	72,574	412	(28,382)

Cash and cash equivalents of continuing operations at beginning of period	112,945	50,619	40,371	40,371	41,204
Cash and cash equivalents of discontinued operations at beginning of period	—	1,478	—	—	10,569
Cash and cash equivalents at beginning of period	112,945	52,097	40,371	40,371	51,773

Cash and cash equivalents at end of period	40,783	23,391	112,945	40,783	23,391
Less: cash and cash equivalents of discontinued operations at end of period	—	2,000	—	—	2,000
Cash and cash equivalents of continuing operations at end of period	$40,783	$21,391	$112,945	$40,783	$21,391

Supplemental cash flow information:
Cash paid during the period for interest	$15,029	$29,490	$19,851	$34,880	$42,671
Non-cash financing activities:
Issuance of 2022 Senior Notes in exchange for 2018 Senior Notes	$—	$—	$240,638	$240,638	$—

Natural Resource Partners L.P.
Financial Tables

Consolidated Balance Sheets
(In thousands, except unit data)
	June 30,	December 31,
	2017	2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$40,783	$40,371
Accounts receivable, net	53,997	43,202
Accounts receivable—affiliates, net	292	6,658
Inventory	7,841	6,893
Prepaid expenses and other	3,192	6,137
Current assets of discontinued operations	991	991
Total current assets	107,096	104,252
Land	25,272	25,252
Plant and equipment, net	48,822	49,443
Mineral rights, net	895,642	908,192
Intangible assets, net	51,226	3,236
Intangible assets, net—affiliate	—	49,811
Equity in unconsolidated investment	248,919	255,901
Long-term contracts receivable	41,638	—
Long-term contracts receivable—affiliate	—	43,785
Other assets	9,172	3,791
Other assets—affiliate	1,265	1,018
Total assets	$1,429,052	$1,444,681
LIABILITIES AND CAPITAL
Current liabilities:
Accounts payable	$5,257	$6,234
Accounts payable—affiliates	942	940
Accrued liabilities	37,213	41,587
Current portion of long-term debt, net	173,901	138,903
Current liabilities of discontinued operations	98	353
Total current liabilities	217,411	188,017
Deferred revenue	110,885	44,931
Deferred revenue—affiliates	—	71,632
Long-term debt, net	700,252	987,400
Warrant liabilities	37,457	—
Other non-current liabilities	2,699	4,565
Total liabilities	1,068,704	1,296,545
Commitments and contingencies
Convertible Preferred Units (251,250 units issued and outstanding at $1,000 par value per unit; liquidation preference of $1,500 per unit)	160,377	—
Partners’ capital:
Common unitholders’ interest (12,232,006 units issued and outstanding)	204,230	152,309
General partner’s interest	1,946	887
Accumulated other comprehensive loss	(2,811)	(1,666)
Total partners’ capital	203,365	151,530
Non-controlling interest	(3,394)	(3,394)
Total capital	199,971	148,136
Total liabilities and capital	$1,429,052	$1,444,681

The table below presents NRP's business results by segment for the six months ended June 30, 2017 and June 30, 2016:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
		Soda Ash			Total
	($ In thousands)
Six Months Ended June 30, 2017
Revenues and other income	$100,764	$18,683	$60,776	$—	$180,223
Gains on asset sales	3,213	—	192	—	3,405
Total revenues and other income	103,977	18,683	60,968	—	183,628
Asset impairments	1,778	—	—	—	1,778
Net income (loss) from continuing operations	77,178	18,683	1,097	(30,170)	66,788
Adjusted EBITDA (1)	91,304	24,500	8,219	(9,999)	114,024
Net cash provided by (used in) operating activities of continuing operations	76,469	22,112	9,522	(52,509)	55,594
Net cash provided by (used in) investing activities of continuing operations	2,894	2,388	(4,613)	—	669
Net cash provided by (used in) financing activities of continuing operations	33	—	(1,096)	(54,788)	(55,851)
Distributable Cash Flow (1)	79,363	24,500	5,523	(52,509)	56,877

Six Months Ended June 30, 2016
Revenues and other income	$116,906	$19,989	$56,324	$—	$193,219
Gains on asset sales	20,845	—	9	—	20,854
Total revenues and other income	137,751	19,989	56,333	—	214,073
Asset impairments	1,984	—	—	—	1,984
Net income (loss) from continuing operations	105,552	19,989	2,402	(52,959)	74,984
Adjusted EBITDA (1)	121,962	22,050	9,654	(8,185)	145,481
Net cash provided by (used in) operating activities of continuing operations	56,375	22,050	12,323	(52,102)	38,646
Net cash provided by (used in) investing activities of continuing operations	47,143	—	(3,890)	—	43,253
Net cash used in financing activities of continuing operations	—	(7,232)	(1,593)	(92,887)	(101,712)
Distributable Cash Flow (1)	103,523	22,050	9,018	(52,102)	82,489

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Natural Resource Partners L.P.
Financial Tables

Operating Statistics - Coal Royalty and Other
(in thousands except per ton data)
(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
Coal production (tons)
Appalachia
Northern (1)	247	(138)	1,206	1,454	1,292
Central	3,897	3,470	3,699	7,597	6,698
Southern	690	773	562	1,253	1,518
Total Appalachia	4,834	4,105	5,467	10,304	9,508
Illinois Basin	734	1,909	2,017	2,751	3,637
Northern Powder River Basin	910	442	950	1,859	1,416
Total coal production	6,478	6,456	8,434	14,914	14,561

Coal royalty revenue per ton
Appalachia
Northern (1)	$3.78	$2.08	$0.50	$1.06	$1.27
Central	5.05	3.13	5.46	5.25	3.19
Southern	5.69	3.36	6.46	6.03	3.16
Illinois Basin	4.06	3.76	3.30	3.50	3.54
Northern Powder River Basin	2.62	3.05	2.63	2.63	2.82

Coal royalty revenues
Appalachia
Northern (1)	$933	$463	$607	$1,540	$1,635
Central	19,691	10,864	20,184	39,875	21,337
Southern	3,927	2,598	3,632	7,559	4,800
Total Appalachia	24,551	13,925	24,423	48,974	27,772
Illinois Basin	2,978	7,181	6,646	9,624	12,867
Northern Powder River Basin	2,384	1,348	2,498	4,882	4,000
Total coal royalty revenue	$29,913	$22,454	$33,567	$63,480	$44,639

Other revenues
Minimums recognized as revenue	$7,547	$43,527	$5,196	$12,743	$50,492
Transportation and processing fees	5,520	5,302	4,639	10,159	9,536
Property tax revenue	1,100	3,027	2,698	3,798	6,332
Wheelage	1,025	465	1,267	2,292	878
Coal override revenue	1,885	657	824	2,709	867
Hard mineral royalty revenues	1,452	603	1,244	2,696	1,494
Oil and gas royalty revenues	924	1,091	1,491	2,415	1,464
Other	260	361	212	472	1,204
Total other revenues	$19,713	$55,033	$17,571	$37,284	$72,267
Coal royalty and other income	49,626	77,487	51,138	100,764	116,906
Gain (loss) on coal royalty and other segment asset sales	3,184	(1,080)	29	3,213	20,845
Total coal royalty and other segment revenues and other income	$52,810	$76,407	$51,167	$103,977	$137,751

(1)During the three months ended June 30, 2016, Northern Appalachia was impacted by a prior period adjustment of 0.4 million tons and less than $0.1 million in royalty revenue related to the Hibbs Run mine that temporarily ceased production during 2016. Absent this adjustment, production in the Northern Appalachia region was 0.2 million tons with revenue of $0.4 million. Coal royalty revenue per ton removes the impact of the Hibbs Run prior period adjustment.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

	Six Months Ended
	June 30,
	2017		2016
	(In thousands)
Net income	$66,714		$69,873
Less: income attributable to preferred unitholders	(10,038)		—
Net income attributable to common unitholders and general partner	$56,676		$69,873
Plus: Recapitalization transaction expenses	21,602		—
Plus: Asset impairments	1,778		1,984
Less: Non-cash revenue associated with lease modifications and forfeitures	(1,262)		(36,788)
Less: Fair value adjustments for warrant liabilities	(40,529)		—
Less: Gains on asset sales	(3,405)		(20,854)
Adjusted net income attributable to common unitholders and general partner	$34,860	—	$14,215

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow
(In thousands)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
		Soda Ash			Total
	(Unaudited)
Three Months Ended June 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$38,537	$9,862	$5,476	$(18,770)	$35,105
Add: return of equity from unconsolidated investment	—	2,388	—	—	2,388
Add: proceeds from sale of PP&E	—	—	363	—	363
Add: proceeds from sale of mineral rights	1,292	—	—	—	1,292
Add: return on long-term contract receivables (including affiliate)	1,597	—	—	—	1,597
Less: maintenance capital expenditures	—	—	(2,415)	—	(2,415)
Distributable cash flow	$41,426	$12,250	$3,424	$(18,770)	$38,330

Three Months Ended June 30, 2016
Net cash provided by (used in) operating activities of continuing operations	$34,814	$9,800	$6,210	$(34,866)	$15,958
Add: proceeds from sale of PP&E	819	—	21	—	840
Add: proceeds from sale of mineral rights	1,499	—	—	—	1,499
Add: return on long-term contract receivables—affiliate	1,871	—	—	—	1,871
Less: maintenance capital expenditures	—	—	(2,079)	—	(2,079)
Distributable cash flow	$39,003	$9,800	$4,152	$(34,866)	$18,089

Three Months Ended March 31, 2017
Net cash provided by (used in) operating activities of continuing operations	$37,932	$12,250	$4,046	$(33,739)	$20,489
Add: proceeds from sale of PP&E	—	—	22	—	22
Add: proceeds from sale of mineral rights	(409)	—	—	—	(409)
Add: return on long-term contract receivables—affiliate	414	—	—	—	414
Less: maintenance capital expenditures	—	—	(1,969)	—	(1,969)
Distributable cash flow	$37,937	$12,250	$2,099	$(33,739)	$18,547

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow
(In thousands)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
		Soda Ash			Total
	(Unaudited)
Six Months Ended June 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$76,469	$22,112	$9,522	$(52,509)	$55,594
Add: return of equity from unconsolidated investment	—	2,388	—	—	2,388
Add: proceeds from sale of PP&E	—	—	385	—	385
Add: proceeds from sale of mineral rights	883	—	—	—	883
Add: return on long-term contract receivables (including affiliate)	2,011	—	—	—	2,011
Less: maintenance capital expenditures	—	—	(4,384)	—	(4,384)
Distributable cash flow	$79,363	$24,500	$5,523	$(52,509)	$56,877

Six Months Ended June 30, 2016
Net cash provided by (used in) operating activities of continuing operations	$56,375	$22,050	$12,323	$(52,102)	$38,646
Add: proceeds from sale of PP&E	819	—	24	—	843
Add: proceeds from sale of mineral rights	44,149	—	—	—	44,149
Add: return on long-term contract receivables—affiliate	2,180	—	—	—	2,180
Less: maintenance capital expenditures	—	—	(3,329)	—	(3,329)
Distributable cash flow	$103,523	$22,050	$9,018	$(52,102)	$82,489

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(In thousands)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
		Soda Ash			Total
	(Unaudited)
Three Months Ended June 30, 2017
Net income (loss) from continuing operations	$42,084	$8,389	$2,636	$(3,292)	$49,817
Less: equity earnings from unconsolidated investment	—	(8,389)	—	—	(8,389)
Less: fair value adjustments for warrant liabilities	—	—	—	(23,960)	(23,960)
Add: distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense	—	—	178	20,199	20,377
Add: debt modification expense	—	—	—	132	132
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: depreciation, depletion and amortization	5,375	—	3,030	—	8,405
Add: asset impairments	—	—	—	—	—
Adjusted EBITDA	$47,459	$12,250	$5,844	$(2,814)	$62,739

Three Months Ended June 30, 2016
Net income (loss) from continuing operations	$61,153	$10,188	$3,439	$(26,147)	$48,633
Less: equity earnings from unconsolidated investment	—	(10,188)	—	—	(10,188)
Add: distributions from unconsolidated investment	—	9,800	—	—	9,800
Add: interest expense	—	—	—	22,115	22,115
Add: depreciation, depletion and amortization	7,486	—	3,690	—	11,176
Add: asset impairments	91	—	—	—	91
Adjusted EBITDA	$68,730	$9,800	$7,129	$(4,032)	$81,627

Three Months Ended March 31, 2017
Net income (loss) from continuing operations	$35,094	$10,294	$(1,539)	$(26,878)	$16,971
Less: equity earnings from unconsolidated investment	—	(10,294)	—	—	(10,294)
Less: fair value adjustments for warrant liabilities	—	—	—	(16,569)	(16,569)
Add: distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense	—	—	395	22,746	23,141
Add: debt modification expense	—	—	—	7,807	7,807
Add: warrant issuance expense	—	—	—	5,709	5,709
Add: depreciation, depletion and amortization	6,973	—	3,519	—	10,492
Add: asset impairments	1,778	—	—	—	1,778
Adjusted EBITDA	$43,845	$12,250	$2,375	$(7,185)	$51,285

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(In thousands)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
		Soda Ash			Total
	(Unaudited)
Six Months Ended June 30, 2017
Net income (loss) from continuing operations	$77,178	$18,683	$1,097	$(30,170)	$66,788
Less: equity earnings from unconsolidated investment	—	(18,683)	—	—	(18,683)
Less: fair value adjustments for warrant liabilities	—	—	—	(40,529)	(40,529)
Add: distributions from unconsolidated investment	—	24,500	—	—	24,500
Add: interest expense	—	—	573	42,945	43,518
Add: debt modification expense	—	—	—	7,939	7,939
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: warrant issuance expense	—	—	—	5,709	5,709
Add: depreciation, depletion and amortization	12,348	—	6,549	—	18,897
Add: asset impairments	1,778	—	—	—	1,778
Adjusted EBITDA	$91,304	$24,500	$8,219	$(9,999)	$114,024

Six Months Ended June 30, 2016
Net income (loss) from continuing operations	$105,552	$19,989	$2,402	$(52,959)	$74,984
Less: equity earnings from unconsolidated investment	—	(19,989)	—	—	(19,989)
Add: distributions from unconsolidated investment	—	22,050	—	—	22,050
Add: interest expense	—	—	—	44,774	44,774
Add: depreciation, depletion and amortization	14,426	—	7,252	—	21,678
Add: asset impairments	1,984	—	—	—	1,984
Adjusted EBITDA	$121,962	$22,050	$9,654	$(8,185)	$145,481

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted Coal Royalty and Other Revenue
(In thousands)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
	(Unaudited)
Coal royalty and other revenue	$52,810	$76,407	$51,167	$103,977	$137,751
Less: Non-cash revenue associated with lease modifications and terminations	(972)	(35,451)	(290)	(1,262)	(36,788)
Less: (gain) loss on asset sales	(3,184)	1,080	(29)	(3,213)	(20,845)
Adjusted coal royalty and other revenue	$48,654	$42,036	$50,848	99,502	80,118

Adjusted Coal Royalty and Other Operating Income
(In thousands)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
	(Unaudited)
Coal royalty and other operating income	$42,084	$61,153	$35,094	$77,178	$105,552
Add: asset impairments	—	91	1,778	1,778	1,984
Less: Non-cash revenue associated with lease modifications and terminations	(972)	(35,451)	(290)	(1,262)	(36,788)
Less: gains on asset sales	(3,184)	1,080	(29)	(3,213)	(20,845)
Adjusted coal royalty and other operating income	$37,928	$26,873	$36,553	74,481	49,903

Adjusted Revenue and Other Income
(In thousands)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
	(Unaudited)
Revenue and other income	$94,931	$118,246	88,697	$183,628	$214,073
Less: Non-cash revenue associated with lease modifications and terminations	(972)	(35,451)	(290)	(1,262)	(36,788)
Less: gains on asset sales	(3,361)	1,071	(44)	(3,405)	(20,854)
Adjusted revenue and other income	$90,598	$83,866	$88,363	$178,961	$156,431

Adjusted Corporate & Financing Costs
(In thousands)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
	(Unaudited)
Net income (loss) from continuing operations	$(3,292)	$(26,147)	$(26,878)	(30,170)	$(52,959)
Add: debt modification expense	132	—	7,807	7,939
Add: loss on extinguishment of debt	4,107		—	4,107
Add: warrant issuance expense	—	—	5,709	5,709
Add: performance based incentive compensation expense	—	—	3,847	3,847
Less: fair value adjustments for warrant liabilities	(23,960)	—	(16,569)	(40,529)
Adjusted corporate and financing costs	$(23,013)	$(26,147)	$(26,084)	$(49,097)	$(52,959)

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Consolidated Debt-to-Adjusted EBITDA Ratios
(In thousands, except ratios)

Last Twelve Months Ended June 30, 2017
Net income from continuing operations	$87,018
Less: equity earnings from unconsolidated investment	(38,755)
Less: fair value adjustments for warrant liabilities	(40,529)
Add: distributions from unconsolidated investment	49,000
Add: interest expense	89,314
Add: debt modification expense	7,939
Add: warrant issuance expense	5,709
Add: loss on early extinguishment of debt	4,107
Add: depreciation, depletion and amortization	43,491
Add: asset impairments	16,720
Adjusted EBITDA	$224,014
Debt at June 30, 2017, at face value	$894,871
Debt-to-Adjusted EBITDA ratio	4.0

Twelve Months Ended December 31, 2016
Net income from continuing operations	$95,214
Less: equity earnings from unconsolidated investment	(40,061)
Add: distributions from unconsolidated investment	46,550
Add: interest expense	90,570
Add: depreciation, depletion and amortization	46,272
Add: asset impairments	16,926
Adjusted EBITDA	$255,471
Debt at December 31, 2016, at face value	$1,138,932
Debt-to-Adjusted EBITDA ratio	4.5

Twelve Months Ended December 31, 2015
Net loss from continuing operations	$(260,171)
Less: equity earnings from unconsolidated investment	(49,918)
Less: gain on reserve swap	(9,290)
Add: distributions from unconsolidated investment	46,795
Add: interest expense	89,762
Add: depreciation, depletion and amortization	60,916
Add: asset impairments	384,545
Adjusted EBITDA	$262,639
Debt at December 31, 2015, at face value	$1,387,073
Debt-to-Adjusted EBITDA ratio	5.3

-end-